UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34821	36-4670835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois 62650

(Address of principal executive offices, including zip code)

(217) 245-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders of Jacksonville Bancorp, Inc. (the “Company”) was held on May 22, 2018. The matters listed below were submitted to a vote of the stockholders and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on April 10, 2018. The final results of the stockholder votes are as follows:

Proposal 1 – Approval of the Merger Agreement and Merger with CNB Bank Shares, Inc.

The stockholders approved and adopted the Agreement and Plan of Merger between CNB Bank Shares, Inc., CNB Acquisition Inc. and Jacksonville Bancorp, Inc., dated as of January 17, 2018, pursuant to which CNB Acquisition Inc. will merge with and into the Company, with the Company as the surviving corporation, as well as the merger, as follows:

For	1,376,956
Against	52,176
Abstain	8,051
Broker non-votes	16,022

Proposal 2 – Approval of non-binding, advisory resolution to approve certain compensation payable to named executive officers

The stockholders approved a non-binding, advisory proposal to approve the compensation payable to the named executive officers of the Company in connection with the merger, as follows:

For	1,268,306
Against	102,360
Abstain	64,791
Broker non-votes	17,748

Proposal 3 – Approval of Adjournment of Special Meeting

The proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there were not sufficient votes present at the special meeting in person or by proxy to approve and adopt the Agreement and Plan of Merger and the merger, was not considered by stockholders based on the approval of Proposal 1 at the special meeting.

Item 8.01	Other Events

On May 22, 2018, the Company announced that the stockholders of the Company approved the merger agreement and the merger at its special stockholders’ meeting held on May 22, 2018. Subject to the receipt of the required regulatory approvals and the satisfaction of customary closing conditions, the merger is expected to close on May 31, 2018.

The press release announcing the approval of the merger agreement and the merger by the stockholders of the Company and the anticipated closing date of the merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Press release dated May 22, 2018, regarding stockholder approval and anticipated closing date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: May 23, 2018	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer